Appendix M

                          REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of April 22, 1996, by and between American Industrial Loan Association (the "Company"), and Gregory J. Witherspoon ("Witherspoon").


                             PRELIMINARY STATEMENTS

     The Company has agreed to sell and Witherspoon has agreed to purchase 22,000 shares of the Common Stock, par value $.01 per share, of the Company (the "Common Stock"), pursuant to the terms of a Stock Purchase Agreement (the "AILA Purchase Agreement") dated as of even date herewith between the Company and Witherspoon.

     Certain shareholders of the Company have agreed to sell and Witherspoon has agreed to purchase 4,000 shares of the Common Stock pursuant to the terms of a Stock Purchase Agreement (the "Shareholder Purchase Agreement") dated as of even date herewith between Allen D. Wykle, Leon Perlin and Lizstan, Ltd. and Witherspoon.

     Pursuant to the terms and conditions of this Agreement, the Company has agreed to provide certain registration rights to Witherspoon regarding his stock in the Company.

                                    AGREEMENT

     In consideration of the foregoing, the mutual covenants and conditions set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to become legally bound, hereby agree as follows:


                                    ARTICLE I
                                   DEFINITIONS

     As used in this Agreement, the following terms shall have the following respective meanings:

     "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as in effect from time to time.

     "Holder" or "Holders" shall mean (a) Witherspoon, to the extent that he holds Registrable Securities, and (b) any person holding Registrable Securities as a transferee of Witherspoon (directly or indirectly, including subsequent transfers).

     The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing with the Commission a registration statement covering Registrable Securities in compliance with the Securities Act that is declared or ordered effective by the Commission.

     "Registrable Securities" shall mean the Shares; provided, however, that such securities shall cease to be Registrable Securities when (a) a registration statement with respect to such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of pursuant to the registration statement, (b) such securities are distributed to the public pursuant to Rule 144(k) (or any successor provisions) promulgated under the Securities Act or (c) such securities shall have ceased to be outstanding.

     "Registration Expenses" shall mean all expenses incurred in order to comply with Article II hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements of one (1) counsel for the Holders, Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding the compensation of regular employees of the Company (which shall be paid in any event by the Company) and excluding Selling Expenses.

     "Restricted   Securities"  shall  mean  Registrable   Securities  that  are
"restricted securities" as defined in Rule 144 under the Securities Act.

     "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as in effect from time to time.

     "Selling Expenses" shall mean all underwriting discounts and selling commissions incurred in connection with the sale of securities pursuant to a registration effected hereunder.

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

     "Shares" shall mean the 22,000 shares of Common Stock initially purchased by Witherspoon under the AILA Purchase Agreement and the 4,000 shares of Common Stock initially purchased by Witherspoon under the Shareholder Purchase Agreement. This Agreement shall continue to apply to such Shares notwithstanding any recapitalization, exchange or other change in form of the Shares (whether as a result of a merger or recapitalization of the Company or otherwise).


                                   ARTICLE II
                               REGISTRATION RIGHTS

     Section 2.1 Company Registration.

          (a) If, within three (3) years from the date of this Agreement, the Company shall determine to register any of its Common Stock (or other security into which the Common Stock has in any way been recapitalized or for which the Common Stock has been exchanged), for its own account or for the account of others (other than (i) a registration relating solely to employee benefit plans, (ii) a registration relating solely to a transaction pursuant to Rule 145 under the Securities Act or (iii) a registration statement on Form S-4 (or any successor form)), the Company will:

               (i) promptly give to each Holder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable Blue Sky or other state securities laws); and

               (ii) include in such registration (and any related qualification under Blue Sky or other state securities laws or other compliance), and in any underwriting involved therein, all of the Registrable Securities specified in written requests by any Holders, provided such written requests are received by the Company within 20 days following receipt by such Holders of notice of the proposed registration from the Company.

          (b) If, at any time after giving written notice of its intentions to register any of its securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to the Holders and thereupon shall be relieved of its

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

     obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith as provided in Section 2.2).

          (c) If the Company intends to distribute the securities subject to the registration referenced above by means of an underwriting, the Company shall so advise the Holders as a part of such written notice. In such event, the rights of the Holders to registration pursuant to this Section
     2.1 shall be conditioned upon such Holders' participation in such underwriting and the inclusion of such Holders' Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and any other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 2.1, if the Company and the underwriter determine that marketing factors (taking into account the proposed price range or price per share) require limitation of the number of shares to be underwritten, the underwriter may exclude from such underwriting all or some of the shares proposed for registration on the following basis:

               (i) shares held by any person who does not have contractual rights to cause the Company to register such shares and who is not included in clause (ii) below shall first be excluded;

               (ii) shares held by an officer or director or the Holders will next be excluded, such reductions to be allocated as nearly as practicable among each in the proportion that the number of shares of Common Stock held by each such individual for which registration is sought bears to the total number of shares of Common Stock held by all such individuals for which registration is sought; and

               (iii) if further reductions are required, such reductions shall be allocated to the Company.

Except as provided in the last sentence of this paragraph, no shares excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any Holders disapprove of the terms of any such underwriting, such persons may elect to withdraw therefrom by written notice to the Company and the underwriter. The Registrable Securities and/or other securities so withdrawn from such

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

underwriting shall also be withdrawn from such registration; provided, however, that if, by the withdrawal of such shares, a greater number of shares may be included in such registration (up to a maximum of any marketing limitation imposed by the underwriter), then the Company shall offer to all Holders and other holders who have included shares in the registration the right to include additional shares in the same proportion used above in determining the underwriter's marketing limitation.

     Section 2.2 Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification, or compliance pursuant to
Section 2.1 shall be borne by the Company; and all Selling Expenses in connection with such registration, qualification or compliance shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered.

     Section 2.3 Registration Procedures. In the case of each registration, qualification, or compliance effected by the Company pursuant to this Article II, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense, the Company will:

          (a) Keep such registration, qualification or compliance effective for a period of 180 days or until the Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs;

          (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

          (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirement of the Securities Act, and such other documents as they may reasonably request (including a conformed copy of the Registration Statement filed with the Commission and any amendments thereto and an original executed underwriting agreement entered into in connection with such registration) in order to facilitate the disposition of Registrable Securities owned by them;

          (d) Use reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of one

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

     (1) jurisdiction (in addition to those jurisdictions in which the Company has otherwise agreed to so register and qualify such securities) as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

          (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such underwriting agreement;

          (f) Notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

          (g) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Article II, on the date that such
     Registrable Securities are delivered to the underwriters for sale in connection with registration pursuant to this Article II, if such securities are being sold through underwriters, or on the date that the registration statement with respect to such securities becomes effective, if such securities are not being sold through underwriters, (i) a copy of any opinion, dated such date, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters of the Company, and (ii) a copy of any letter, dated such date, from the independent accountants of the Company, addressed to the underwriters of the Company.

     Each Holder of Registrable Securities agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in clause (f) of this Section 2.3, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of a supplemented or amended prospectus and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense), all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities that was in effect prior to such

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

amendment or supplement. In the event the Company shall give any such notice, the period set forth in clause (a) of this Section 2.3 shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to clause (f) of this Section 2.3 to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of a supplemented or amended prospectus.

     Section 2.4  Indemnification.

          (a) The Company will indemnify each Holder, each Holder's officers, directors and partners, and each person controlling such Holder (collectively, "Holder's Parties"), participating in any registration, qualification, or compliance effected pursuant to this Article II with respect to Registrable Securities held by such Holder and each underwriter, if any, and each person who controls any underwriter, against all claims, losses, damages, and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, to which they may become subject under the Securities Act, the Exchange Act, or other federal or state law, arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other similar document (including any related registration statement, notification, or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any violation by the Company of any federal, state, or common law rule or regulation applicable to the Company in connection with any such registration, qualification, or compliance, and will reimburse each such Holder's Parties each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, as incurred, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission, made in reliance on and in conformity with written information furnished to the Company by such Holder's Parties or underwriter or person controlling such underwriter specifically for use in the preparation thereof.

          (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification, or compliance is being effected, severally and not jointly, indemnify the Company,

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

     each of its directors and officers, each underwriter, if any, of the Company securities covered by such a registration statement, and each person who controls the Company or such underwriter within the meaning of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other similar document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such directors, officers, persons, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, as incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with the written information furnished to the Company by such Holder specifically for use in the preparation thereof, or (ii) any violation by any such Holder of any federal, state, or common law rule or regulation applicable to such Holder in connection with the distribution of securities pursuant to a registration statement, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters, or control persons for any legal any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, as incurred; provided, however, that the obligations of each such Holder hereunder shall be limited to an amount equal to the aggregate proceeds received by such Holder in such offering.

          (c) Each party entitled to indemnification under this Section 2.4 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has received written notice of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld). The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall bear the expense of such defense of one counsel representing the Indemnified Party if representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest. The failure of any Indemnified Party to give notice as

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     provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.4, except to the extent such failure to give notice shall materially and adversely prejudice the Indemnifying Party in the defense of any such claim or any such litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

     (d) (i) If the indemnification provided for in this Section 2.4 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to herein, then the Indemnifying Party hereunder shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relevant intent, knowledge, access to information and opportunities to correct or prevent such statement or omission.

               (ii) The parties agree that it would not be just and equitable if contribution pursuant to this Section 2.4 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to above. The amount paid or payable by an Indemnified Party as a result of the claims, losses, damages, and liabilities referred to above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim.

               (iii) No Holder that is a seller of Registrable Stock covered by such registration statement or person controlling such seller other than the

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          Company shall be obligated to make contribution  hereunder that in the aggregate exceeds the total public offering price of the Registrable Stock sold by such Holder, less the aggregate amount of any damages that such Holder and its controlling persons have otherwise been required to pay pursuant to this Section 2.4. The obligations of such Holders to contribute are several in proportion to their respective ownership of the securities covered by such registration statement and not joint.

               (iv) The indemnity and contribution provided herein shall be in addition to, and not in lieu of, any other liability that one party may have to another.

     Section 2.5 Information by Holder. Each Holder of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Article II.

     Section 2.6 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may at any time permit the sale of the Restricted Securities to the public without registration, the Company agrees to:

          (a) Use its best efforts to facilitate the sale of the Restricted Securities to the public without registration under the Securities Act, pursuant to Rule 144 under the Securities Act.

          (b) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public.

          (c) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements);

          (d) So long as a Holder owns any Restricted Securities to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the public information requirements of said Rule 144, and the reporting requirements of the Securities Act and the Exchange Act, a copy of the

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     most  recent  annual or  quarterly  report of the  Company,  and such other reports and documents so filed by the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

     Section 2.7 Transfer of Registration  Rights. The rights granted under this
Article II may be assigned or otherwise conveyed by any Holder of Registrable Securities to any transferee, subject to compliance with all applicable securities laws and regulations.

     Section 2.8 Certain Limitations in Connection with Future Grants of Registration Rights.

     From and after the date of this Agreement, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company providing for the granting to such holder of registration rights unless such agreement contains provisions consistent with those contained in Section 2.1(c) with respect to the allocation of Registrable Securities to be included in an underwritten public offering if marketing factors require a limitation on the number of such securities to be included; provided that, from and after the date of this Agreement, without the prior written consent of the Holders of a majority of the Registrable Securities, the Company shall not enter into any agreement with any person or persons providing for the granting to such holder of registration rights which would be superior to those granted to Holders pursuant to Section 2.1.

     Section 2.9 Restrictions on Market Manipulation. In the event any shares of Common Stock are offered or sold by any Holder in a registration, each such Holder will:

          (a) advise the Company in writing of any offer, sale or other disposition by it of any Common Stock in any manner other than as set forth in the registration statement or any prospectus included therein on or for the 30 day period prior to the filing of such registration statement until the distribution under the registration statement has been completed;

          (b) not effect any stabilization activity in connection with the Company's Common Stock;

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

          (c) not bid or purchase, for any account in which it has a beneficial interest, any Common Stock except as may be permitted pursuant to Rule l0b-6 under the Exchange Act (if applicable);

          (d) not until it has sold all of such shares of Common Stock, attempt to induce any person to purchase any Common Stock except as may be permitted pursuant to Rule 10b-6; and

          (e) not until it has sold all such shares of Common Stock, pay any compensation for soliciting another to purchase any securities of the Company, except as may be permitted pursuant to Rule 10b-6.


                                   ARTICLE III
                                  MISCELLANEOUS

     Section 3.1 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF VIRGINIA WITHOUT TAKING INTO ACCOUNT THE PRINCIPLES THEREOF GOVERNING CONFLICTS OF LAWS.

     Section 3.2 Successors and Assignees. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assignees, heirs, executors, and administrators (as the case may be) of the parties hereto.

     Section 3.3 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof.

     Section 3.4 Notices, etc, All notices and other communications required or permitted hereunder shall be in writing and shall be effective four days after mailed by first-class mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to Witherspoon, at 3731 Wilshire Boulevard, 10th Floor, Los Angeles, California 90010, or (b) if to any other Holder of Registrable Securities, at such address as such Holder shall have furnished the Company in writing, or, until any such Holder so furnishes an address to the Company, then to and at the address of the last Holder of such Registrable Securities who has so furnished an address to the Company, or (c) if to the Company, at P.O. Box 2179, Virginia Beach, Virginia 23450, Attention: Allen D. Wykle.

     Section 3.5 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Holder of any Registrable Securities, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default or an acquiescence therein or of or in any similar breach or default thereunder occurring nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement or any waiver on the part of any holder of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder shall be cumulative and not alternative.

     Section 3.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which may be executed by less than all of the parties hereto, each of which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one instrument.

     Section 3.7 Severability. In the event any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 3.8 Amendments. The provisions of this Agreement may be amended at any time and from time to time, and particular provisions of this Agreement may be waived, with and only with, an agreement or consent in writing signed by the Company and by the Holders of a majority of the Registrable Securities voting as a single class.

                               [SIGNATURES FOLLOW]

     The parties have executed this Registration Rights Agreement as of the date first written above.

                                  AMERICAN INDUSTRIAL LOAN ASSOCIATION



                                  By: /s/ Allen D. Wykle
                                      --------------------------------
                                      Name: Allen D. Wykle
                                      Title: President

                                  /s/ Gregory J. Witherspoon
                                  ------------------------------------
                                  Gregory J. Witherspoon



                                 Signature Page